UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 8, 2004

Williams-Sonoma, Inc.

(Exact name of registrant as specified in its charter)

California	001-14077	94-2203880

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Van Ness Avenue, San Francisco, California	94109

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(415) 421-7900

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c)	List of Exhibits:

99.1	Press Release dated January 8, 2004

Item 9. Regulation FD Disclosure

On January 8, 2004, Williams-Sonoma, Inc. (the “Company”) issued a press release announcing the Company’s financial results for its holiday sales for the period from November 3, 2003 to December 28, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS-SONOMA, INC.

Date: January 8, 2004	By:	/s/ Sharon L. McCollam
Sharon L. McCollam Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated January 8, 2004

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